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                                                                    EXHIBIT 23.1



The Board of Directors
PhyCor, Inc.


We consent to the use of our reports incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.


                                                     KPMG PEAT MARWICK LLP

Nashville, Tennessee
July 8, 1998